UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

Dongsheng Pharmaceutical International Co., Ltd.

(Exact name of registrant as specified in its charter)

Delaware	333-154787	26-2603989
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 10, 9th Floor, Building No. 5
9 Gaoshengqiao Road, Dayi Louver Plaza
Wuhou District, Chengdu, Sichuan Province
People’s Republic of China 610041
 (Address of principal executive offices)

+86 (028) 8506-8768
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 5, 2010 the Board of Directors of Dongsheng Pharmaceutical International Co., Ltd. (the “Company”) approved the filing of a Certificate of Amendment (the "Amendment") to the Articles of Incorporation with the Delaware Secretary of State changing the Company’s name from Indestructible I, Inc. to Dongsheng Pharmaceutical International Co., Ltd.

Item 8.01 Other Events.

Effective May26, 2010 the Company’s trading symbol on the Over the Counter Bulletin Board has been changed from “IBLE” to “DNGH” as a result of the Amendment disclosed in Item 5.03 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.
	Exhibit #	Description
	3.1	Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 27, 2010		DONGSHENG PHARMACEUTICAL INTERNATIONAL CO., LTD.

	By:	/s/ Xiaodong Zhu
Xiaodong Zhu President, CEO and Chairman of the Board